Somerset Exchange Fund








Annual Report
December 31, 1998





Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


Printed on post-consumer recycled paper






Somerset Exchange Fund, December 31, 1998


DEAR SHAREHOLDER

Large-capitalization stocks continued to advance during the second quarter of 1998, although at a much slower pace than during the year's first quarter. Investor concerns regarding the impact of the Asian financial and currency crises became apparent as increased volatility led to a nearly 5% decline in the unmanaged Standard & Poor's (S&P) 500 Index between mid-April and mid-June. The market's recovery beginning in mid-June resulted from continued signs of a moderating US economy, which led long-term bonds and stocks to rally into the end of the month. However, unlike the year's first quarter, in which the powerful gains of large stocks were mirrored by smaller-capitalization benchmarks, market breadth had turned decidedly negative during the second quarter. Both the unmanaged S&P MidCap Index and S&P Small Cap Index had negative returns for the second quarter of 1998.

All market segments declined early in the third quarter of 1998. Renewed concerns regarding the situation in Asia, combined with weakening earnings prospects for domestic companies, sent US equities on a rapid descent through the end of July. Having reached an all-time high of 1,186.75 on July 17, 1998, the S&P 500 Index dropped more than 66 points by the end of the month. Fear of the spreading economic crisis in many of the world's emerging markets gripped investors in the United States as extreme levels of volatility prevailed in the capital markets throughout August. The S&P 500 Index declined by 14.58% in August, culminated by a 70-point drop on August 31, 1998. This became the Index's worst one-month decline since the crash of October 1987 and its ninth-largest one-month decline since 1929. This brought the S&P 500 Index back to 957.28, nearly 230 points off its peak of July 17, 1998 and marking its first close below 1,000 since January 30, 1998.

Despite a moderate recovery in September, the equity portfolio of Somerset Exchange Fund decreased in value from $114.8 million to $96.6 million during the year's third quarter, as declining stocks outnumbered advancing stocks by a seven-to-two ratio, with only 23 of the Fund's equities showing positive results. The Fund's net asset value per share declined by 16.79% during the third quarter, by far the Fund's worst quarter since its inception on July 11, 1996. On the positive side, the Fund's holding of technology stocks showed the strongest positive contribution to overall performance in the third quarter as COMPAQ Computer Corporation, International Business Machines Corporation and Intel Corporation all posted double-digit returns. Pharmaceuticals also contributed solidly in the third quarter as Watson Pharmaceutical, Warner-Lambert Company, Abbott Laboratories and Johnson & Johnson all showed solid gains.

Three interest rate cuts by the US Federal Reserve Board beginning on September 29, 1998 powered an explosive fourth-quarter rally in US equities, resulting in an unprecedented fourth consecutive year with annual returns in excess of 20% for the S&P 500 Index. The last quarter of 1998 provided the best quarterly return for the S&P 500 Index since World War II, except for the first quarter of 1975. However, one more round of selling, indicative of the ongoing nervousness of investors, hit the equity market during early October. This formed the base of a powerful rally as the Federal Reserve Board surprised investors with an additional interest rate cut on October 15, 1998, which catapulted the S&P 500 Index to a 42-point rise that day. Coordinated interest rate cuts by central banks around the world boosted equity markets globally and created the backdrop for an extended seven-week advance off the October lows. Investors displayed renewed confidence in the Federal Reserve Board's ability to manage the global economic crisis after it lowered interest rates for a third time on November 17, 1998. This momentum carried the S&P 500 Index back to record-breaking territory by the end of November, and to new highs by the end of the year.

During the fourth quarter of 1998, the Fund's equity portfolio increased in value from $96.6 million to $117.6 million, more than fully erasing the declines of the third quarter. The Fund's advance was led by solid returns (in excess of 50%) by stocks in the technology, healthcare and telecommunications sectors. Among the best-performing stocks were Apria Healthcare Group Inc. (+104.3%), FDX Corporation (+99.0%), Informix Corporation (+97.5%), Solectron Corporation (+93.1%), Mid Atlantic Medical Services, Inc. (+80.5%) and Chase Manhattan Corporation (+64.6%). Data processing and other technology stocks such as Parametric Technology Corporation, Lucent Technologies Inc., 3Com Corporation, NCR Corporation, International Business Machines Corporation, Motorola, Inc., AFC Cable Systems, Inc., Intel Corporation, Pinnacle Systems, Inc. and COMPAQ Computer Corporation all posted returns in excess of 30% during the fourth quarter. The managed care group within the healthcare sector contributed solidly, as Mid Atlantic Medical Services, Inc., Medpartners, Inc. and HEALTHSOUTH Corporation rose in price by 80.5%, 61.5% and 47.0%, respectively. The Fund's advancing stocks solidly outnumbered its declining stocks, with only 19 of the Fund's holdings posting negative results for the fourth quarter of 1998. This led to the Fund's best total return (+22.23% for the fourth quarter of 1998), and its first outperformance of the S&P 500 Index since the third quarter of 1997. As of year-end 1998, the Fund's five-largest common stock holdings were Watson Pharmaceutical, Abbott Laboratories, MAXXAM, Inc., UST Inc. and Washington Mutual, Inc. Collectively, these five holdings were valued at $26.66 million and represented 22.7% of the Fund's common stock portfolio.

Performance Results
The Fund's total return for the year ended December 31, 1998 was +10.10%. Since inception (July 11, 1996) through December 31, 1998, the Fund had a total return of +51.57%. The S&P 500 Index had total returns of +28.58% and +98.73% for these same two periods, respectively. In addition, the unmanaged S&P MidCap Index posted total returns of +19.11% and +80.67% for the year ended December 31, 1998 and for the period July 11, 1996 to December 31, 1998, respectively, and the S&P Small Cap Index had total returns of - 1.31% and +43.20% for the respective stated periods. Total returns for the three indexes are provided for comparative purposes given the Fund's extensive exposure to both the small- and mid-capitalization sectors of the market.


Somerset Exchange Fund, December 31, 1998


Portfolio Matters
Several changes to the composition of the Fund's equity portfolio occurred during the last half of 1998. One equity holding was deleted from the Fund during the third quarter as a result of an all-cash acquisition as Fortis Inc. (not a Fund holding) acquired Fund holding John Alden Financial Corp. for $22.50 per share. The Fund also completed its first sale of one of its original holdings during the third quarter as 30,000 shares of Boston Chicken, Inc. were sold on August 13, 1998 at a price of $1.03125 per share. Despite its consistently negative performance since the Fund's inception, several events led to our decision to unwind the position when we did. On August 6, 1998, the company announced the results for its second fiscal quarter, posting a larger-than-expected operating loss. The company had a huge debt burden due on October 17, 1998, which we believed it would be unable to roll over or extend, and had been recently downgraded by Moody's Investors Service, Inc. Finally, we feared a substantial loss of liquidity in the event that the stock was delisted by the National Association of Securities
Dealers Automated Quotations, as had been threatened. During the fourth quarter, acquisitions targeting two of the Fund's former holdings were completed. Stratus Computer (10,000 shares) was acquired in a stock-swap by Ascend Communications, Inc., with each share of Stratus converting into 0.75 shares of Ascend on October
20, 1998. This resulted in the Fund's new position of 7,500 shares of Ascend. Also, the acquisition of H.F. Ahmanson & Co. (50,400 shares) by Washington Mutual, Inc. via a stock-swap of 1.68 Washington Mutual shares for each share of Ahmanson was completed on October 2, 1998. This resulted in the Fund adding 84,672 shares of Washington Mutual. In addition, on October 1, 1998, Accustaff Inc. changed its name to Modis Professional Services.

One of the Fund's primary sources of income is the quarterly dividend paid by the two preferred stocks, Banesto Holdings 10.50% (476,786 shares with a quarterly dividend of $0.65625 per share) and Indosuez Holdings 10.375% (379,000 shares with a quarterly dividend of $0.64844 per share). The combined market value of the two preferred stocks on December 31, 1998 was $24,634,366, and their combined value on June 30, 1998 was $26,156,438. This represents a decrease of $1,522,072 during the last six months of the year, which reflects widening credit spreads between US Treasury bonds and all other issues of lower credit quality.

At the Fund's inception, we initiated two loans in order to purchase the $24 million in preferred stock as well as pay its initial expenses. We borrowed $25 million based upon the three-month London Interbank Offered Rate (LIBOR), and $3 million was borrowed on the one-year LIBOR rate. The $25 million loan has been rolled over quarterly since inception, but sufficient cash balances were available to allow the Fund to pay down $2 million of the $3 million annual loan on July 11, 1997, its one-year anniversary. On its second annual rollover, the rate on the remaining one-year loan of $1 million was reset at 6.38125% (5.78125% plus 0.60% margin), a decrease of 0.25% from the prior year's annual loan rate of 6.63125% (6.03125% plus 0.60% margin). At the most recent reset date of October 14, 1998, the $25 million quarterly loan was rolled over with the interest rate reset at 5.9438% (a 0.60% margin is paid on the loan as well), a decline of 0.3437% from the prior quarterly rate.

The fixed-for-floating-rate swap agreements ($14 million notional value) entered into with Goldman Sachs Financial Products (GSFP) are still in place. The Fund pays a fixed rate of 6.89% (annualized) on these agreements and receives payments based on the prevailing three-month LIBOR rate. Both the $25 million loan facility and the interest-rate swap agreements are reset on a quarterly basis, and both have shown similar rate adjustments at each reset period. At the October 15, 1998 reset of the swap, the rate the Fund received from GSFP decreased to 5.348%, effectively identical to the interest rate charged on the three-month loan. Thus, the interest rate swaps are successfully insulating the Fund from changes in the interest rates charged on its borrowed funds.

Allocation Methodology
The Board of Trustees has adopted the traditional allocation methodology (the "traditional method") for tax purposes. Under the traditional method, if the Fund disposes of a contributed security where the fair market value of the security exceeded its adjusted tax basis upon contribution (a "built-in-gain" security), gain recognized on the transaction will be allocated to the contributing shareholder to the extent of the built-in-gain on the security. Any gain in excess of the built-in-gain allocated to the contributing shareholder will be allocated among all shareholders. Any loss recognized shall be allocated to noncontributing shareholders. The total gain or loss allocated to any shareholder, including the contributing shareholder, cannot exceed the total gain or loss recognized by the Fund with respect to the disposition of the security.

The adoption of the traditional method limits the tax impact of the disposition of contributed securities to any given shareholder. Accordingly, it provides increased flexibility for taking advantage of economic opportunities in the unusual circumstances where the disposition of a contributed security is desirable.

In Conclusion
We thank you for your investment in Somerset Exchange Fund, and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Eric S. Mitofsky)
Eric S. Mitofsky
Senior Vice President and Portfolio Manager



February 16, 1999



Somerset Exchange Fund, December 31, 1998

SCHEDULE OF INVESTMENTS
Common Stock                                                                                 Shares        Value     Percent of
Sectors           Industries                           Investments                            Held       (Note 1a)   Net Assets
Basic Materials   Aluminum                 ++MAXXAM Inc.                                     64,000     $  3,672,000    3.2%

                  Chemicals                  du Pont (E.I.) de Nemours                       40,000        2,122,500    1.8

                  Chemicals--Diverse       ++Airgas, Inc.                                    24,000          214,500    0.2

                  Paper & Forest             Longview Fibre Company                          29,140          336,931    0.3
                  Products


Capital Goods     Electrical               ++AFC Cable Systems, Inc.                         25,000          840,625    0.7
                  Equipment                  General Electric Company                        27,942        2,851,830    2.5
                                             Honeywell Inc.                                   5,715          430,411    0.4

                  Engineering &            ++Jacobs Engineering Group Inc.                   77,250        3,147,937    2.7
                  Construction

                  Manufacturing              Dover Corporation                               13,800          505,425    0.4

                  Pollution Control          World Fuel Services Corporation                 69,000          741,750    0.6


Consumer          Auto Parts                 Bandag, Incorporated (Class A)                   6,200          216,225    0.2
Cyclicals
                  Entertainment            ++Pinnacle Systems, Inc.                          60,000        2,145,000    1.9
                                             The Walt Disney Company                         87,000        2,610,000    2.3

                  Hotel/Motel              ++Harrah's Entertainment, Inc.                    40,000          627,500    0.5

                  Household Furniture        Bassett Furniture Industries, Incorporated      12,000          286,500    0.3
                  & Appliances               Leggett & Platt, Incorporated                   86,000        1,892,000    1.6

                  Leisure Time             ++Grand Casinos, Inc.                             61,300          494,231    0.4

                  Office Equipment           IKON Office Solutions, Inc.                     10,000           85,625    0.1
                  & Supplies                 Unisource Worldwide, Inc.                        5,000           36,250    0.0

                  Publishing--Newspaper      The Times Mirror Company (Class A)              11,330          634,480    0.5

                  Restaurants                Bob Evans Farms, Inc.                           50,000        1,303,125    1.1
                                             Darden Restaurants, Inc.                        18,605          334,890    0.3
                                             McDonald's Corporation                           4,255          326,039    0.3
                                           ++Rainforest Cafe, Inc.                           22,500          136,406    0.1

                  Retail--General            Casey's General Stores, Inc.                    30,000          390,937    0.3
                  Merchandise

                  Retail--Specialty          Amplicon, Inc.                                 125,000        1,882,812    1.6
                                           ++Office Depot, Inc.                              48,000        1,773,000    1.5
                                             Regis Corporation                               20,000          800,000    0.7
                                           ++Sunglass Hut International, Inc.                12,000           84,000    0.1

                  Specialized Services     ++Catalina Marketing Corporation                  23,000        1,572,625    1.4
                                           ++Modis Professional Services                     30,600          443,700    0.4
                                             Service Corporation International               12,000          456,750    0.4
                                             The ServiceMaster Company                       82,518        1,820,553    1.6

                  Textiles--Apparel          Russell Corporation                             19,900          404,219    0.4
                  Manufacturing              St. Johns Knits, Inc.                           59,954        1,558,804    1.3


Consumer          Beverages--                The Coca-Cola Company                           13,800          922,875    0.8
Staples           Soft Drink                 Panamerican Beverages, Inc. (Class A)
                                             (US Registered Shares)                          28,000          610,750    0.5

                  Foods                    ++Agribrands International, Inc.                     600           18,000    0.0
                                             Archer-Daniels-Midland Company                  11,999          206,233    0.2
                                             General Mills, Inc.                              4,000          311,000    0.3
                                             H.J. Heinz Company                              16,200          917,325    0.8
                                             Ralston-Purina Group                            18,000          582,750    0.5

                  Household Products         The Procter & Gamble Company                    22,162        2,023,668    1.7

                  Retail--Food Chains        Albertson's, Inc.                                7,500          477,656    0.4
                                           ++Safeway Inc.                                    24,000        1,462,500    1.3
                                             Smart & Final Inc.                              60,000          577,500    0.5

                  Tobacco                    Philip Morris Companies Inc.                    41,013        2,194,196    1.9
                                             UST Inc.                                       100,000        3,487,500    3.0


Energy            Oil--International         Exxon Corporation                               33,000        2,413,125    2.1




Somerset Exchange Fund, December 31, 1998

SCHEDULE OF INVESTMENTS (continued)
Common Stock                                                                                 Shares        Value     Percent of
Sectors           Industries                           Investments                            Held       (Note 1a)   Net Assets
Healthcare        Healthcare--               Abbott Laboratories                             75,370     $  3,693,130    3.2%
                  Diversified                Johnson & Johnson                               19,600        1,643,950    1.4
                                             Warner-Lambert Company                          16,500        1,240,594    1.1

                  Healthcare--Drugs          Pfizer Inc.                                     20,400        2,558,925    2.2
                                           ++Watson Pharmaceutical                          200,000       12,575,000   10.8

                  Healthcare--HMOs         ++MedPartners, Inc.                              175,000          918,750    0.8
                                           ++Mid Atlantic Medical Services, Inc.             21,240          208,418    0.2

                  Healthcare--             ++Apria Healthcare Group Inc.                     39,060          349,099    0.3
                  Miscellaneous            ++Concentra Managed Care, Inc.                    36,145          386,300    0.3
                                           ++Exogen, Inc.                                    35,000          100,625    0.1
                                           ++HEALTHSOUTH Corporation                        113,730        1,755,707    1.5
                                           ++HEARx, Ltd.                                     60,000           33,750    0.0

                  Hospital Management      ++Tenet Healthcare Corporation                    25,000          656,250    0.6

                  Medical Products         ++St. Jude Medical, Inc.                          50,000        1,384,375    1.2


Interest Rate     Banks--Money Center        The Chase Manhattan Corporation                 10,000          680,625    0.6
Sensitive
                  Banks--Regional            First Union Corporation                          8,400          510,825    0.4
                                             Northern Trust Corporation                      18,900        1,650,206    1.4
                                             PNC Bank Corp.                                  18,860        1,020,798    0.9
                                             Wells Fargo Company                             21,000          838,688    0.7

                  Financial--                Bank One Corporation                            38,451        1,963,404    1.7
                  Miscellaneous              Forest City Enterprises, Inc.                   66,000        1,732,500    1.5
                                           ++Mercury Finance Company                         37,000            1,665    0.0
                                             SLM Holding Corporation                         14,385          690,480    0.6

                  Insurance--Brokers         Marsh & McLennan Companies, Inc.                13,200          771,375    0.7

                  Insurance--Multiline       American International Group, Inc.              11,283        1,090,220    0.9

                  Insurance--Property        The Commerce Group, Inc.                        50,000        1,771,875    1.5

                  Savings & Loan             CCB Financial Corporation                       13,286          757,302    0.7
                                             Washington Mutual, Inc.                         84,672        3,233,412    2.8


Miscellaneous     Miscellaneous            ++Imation Corp.                                      286            5,005    0.0
                                             Minnesota Mining and Manufacturing Company       2,860          203,417    0.2


Technology        Computer Software        ++Informix Corporation                            13,273          131,071    0.1
                                           ++Parametric Technology Corporation               14,000          229,250    0.2
                                           ++Sungard Data Systems Inc.                       16,200          642,938    0.6

                  Computer Systems         ++3Com Corporation                                 6,000          268,875    0.2
                                           ++Ascend Communications, Inc.                      7,500          493,125    0.4
                                           ++The Cerplex Group, Inc.                          5,350            5,016    0.0
                                             COMPAQ Computer Corporation                     31,500        1,321,031    1.1
                                             Hewlett-Packard Company                         16,000        1,093,000    0.9
                                             International Business Machines
                                             Corporation                                     13,000        2,401,750    2.1

                  Electronics--            ++GenRad, Inc.                                    25,000          393,750    0.3
                  Instruments

                  Electronics--              Intel Corporation                                8,000          948,500    0.8
                  Semiconductors             Motorola, Inc.                                  31,500        1,923,469    1.7
                                           ++Solectron Corporation                           19,500        1,812,281    1.6

                  Telecommunications         AT&T Corp.                                       8,200          617,050    0.5
                                             Lucent Technologies Inc.                         5,314          584,540    0.5
                                           ++MCI WorldCom, Inc.                              19,269        1,382,551    1.2
                                           ++NCR Corporation                                    512           21,376    0.0


Telecommuni-      Utilities--                ALLTEL Corporation                              35,000        2,093,437    1.8
cations           Telecommunications       ++Commonwealth Telephone Enterprises,
                                             Inc. (Class B)                                  23,333          734,989    0.6
                                           ++RCN Corporation                                 70,000        1,238,125    1.1
                                             Telephone and Data Systems, Inc.                11,300          507,794    0.4


Transportation    Truckers                 ++FDX Corporation                                  6,880          612,320    0.5
                                           ++TransFinancial Holdings, Inc.                   34,221          153,995    0.1


Somerset Exchange Fund, December 31, 1998


SCHEDULE OF INVESTMENTS (concluded)
Common Stock                                                                                 Shares        Value     Percent of
Sectors           Industries                           Investments                            Held       (Note 1a)   Net Assets
Utilities         Utilities--Electric      ++Citizens Utilities Company (Class B)            26,837     $    218,049    0.2

                                             Total Investments in Common Stock                           117,639,610  101.3


Preferred Stock   Banks--Foreign             Banesto Holdings (10.50%, Series A)*           476,786       14,780,366   12.7
                                             Indosuez Holdings (10.375%, Series A)*         379,000        9,854,000    8.5

                                             Total Investments in Preferred Stock                         24,634,366   21.2


Short-Term        Commercial Paper**         The CIT Group Holdings, Inc., 5.10% due
Securities                                   1/04/1999                                     $758,000          757,570    0.7

                                             Total Investments in Short-Term Securities                      757,570    0.7

                                             Investments, at Value                                       143,031,546  123.2

                                             Interest Rate Swaps                                          (1,074,720)  (0.9)

                                             Liabilities in Excess of Other Assets                       (25,861,176) (22.3)
                                                                                                        ------------  ------
                                             Net Assets                                                 $116,095,650  100.0%
                                                                                                        ============  ======

++Non-income producing security.
 *The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1998
Assets:             Investments, at value (cost--$102,321,258) (Note 1a)                                    $143,031,546
                    Cash                                                                                             557
                    Dividends receivable                                                                         657,336
                    Deferred organization expenses (Note 1e)                                                     154,506
                    Prepaid expenses and other assets                                                              1,824
                                                                                                            ------------
                    Total assets                                                                             143,845,769
                                                                                                            ------------

Liabilities:        Loans (Note 5)                                                                            26,000,000
                    Interest rate swaps, at value (Notes 1b & 3)                                               1,074,720
                    Payables:
                      Interest on loans (Note 5)                                           $    356,569
                      Investment adviser (Note 2)                                               157,701
                      Interest rate swap contracts (Notes 1b & 3)                                72,413
                      Administrator (Note 2)                                                     52,567          639,250
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        36,149
                                                                                                            ------------
                    Total liabilities                                                                         27,750,119
                                                                                                            ------------

Net Assets:         Net assets                                                                              $116,095,650
                                                                                                            ============

Net Assets          Capital stock                                                                           $ 76,129,973
Consist of:         Undistributed investment income--net                                                       1,064,311
                    Accumulated realized capital losses on investments--net                                     (734,202)
                    Unrealized appreciation on investments--net                                               39,635,568
                                                                                                            ------------
                    Net assets--Equivalent to $760.86 per share based on 152,584
                    shares of beneficial interest outstanding                                               $116,095,650
                                                                                                            ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1998


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1998
Investment          Dividends                                                                               $  3,409,875
Income (Note 1d):   Discount earned                                                                               25,518
                                                                                                            ------------
                    Total income                                                                               3,435,393
                                                                                                            ------------

Expenses:           Loan interest expense (Note 5)                                         $  1,635,571
                    Investment advisory fees (Note 2)                                           651,354
                    Interest rate swap expense (Notes 1b & 3)                                   280,467
                    Administrative fees (Note 2)                                                217,120
                    Professional fees                                                            62,484
                    Amortization of organization expenses (Note 1e)                              61,166
                    Trustees' fees and expenses                                                  13,758
                    Borrowing costs (Note 5)                                                      9,125
                    Printing and shareholder reports                                              2,091
                    Other                                                                         4,491
                                                                                           ------------
                    Total expenses                                                                             2,937,627
                                                                                                            ------------
                    Investment income--net                                                                       497,766
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (600,802)
Unrealized          Change in unrealized appreciation on investments--net                                     10,716,120
Gain (Loss)                                                                                                 ------------
on Investments      Net Increase in Net Assets Resulting from Operations                                    $ 10,613,084
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                  December 31,
Increase (Decrease) in Net Assets:                                                            1998              1997
Operations:         Investment income--net                                                 $    497,766     $    490,814
                    Realized loss on investments--net                                          (600,802)        (133,399)
                    Change in unrealized appreciation on investments--net                    10,716,120       26,763,175
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     10,613,084       27,120,590
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                     (232,671)              --
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                               (232,671)              --
                                                                                           ------------     ------------

Beneficial          In-kind redemption of beneficial interest                                  (580,451)        (140,000)
Interest                                                                                   ------------     ------------
Transactions        Net decrease in net assets derived from beneficial
(Note 4):           interest transactions                                                      (580,451)        (140,000)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              9,799,962       26,980,590
                    Beginning of year                                                       106,295,688       79,315,098
                                                                                           ------------     ------------
                    End of year*                                                           $116,095,650     $106,295,688
                                                                                           ------------     ------------

                   *Undistributed investment income--net                                   $  1,064,311     $    799,216
                                                                                           ============     ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1998


STATEMENT OF CASH FLOWS
<CATION>
                    For the Year Ended December 31, 1998
Cash Provided       Net increase in net assets resulting from operations                                    $ 10,613,084
by Operating        Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash provided
                    by operating activities:
                      Increase in receivables                                                                     (1,292)
                      Decrease in other assets                                                                    82,583
                      Decrease in payables                                                                       (28,087)
                      Realized and unrealized gain on investments--net                                       (10,115,318)
                      Amortization of discount                                                                   (25,518)
                                                                                                            ------------
                    Net cash provided by operating activities                                                    525,452
                                                                                                            ------------

Cash Used for       Proceeds from sales of long-term investments                                                  30,982
Investing           Purchases of short-term investments                                                     (117,512,206)
Activities:         Proceeds from sales and maturities of short-term investments                             117,189,000
                                                                                                            ------------
                    Net cash used for investing activities                                                      (292,224)
                                                                                                            ------------

Cash Used for       Distributions paid to shareholders                                                          (232,671)
Financing                                                                                                   ------------
Activities:         Net cash used for financing activities                                                      (232,671)
                                                                                                            ------------

Cash:               Net increase in cash                                                                             557
                    Cash at beginning of year                                                                         --
                                                                                                            ------------
                    Cash at end of year                                                                     $        557
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  1,932,271
Information:                                                                                                ============

Non-Cash            In-kind redemption of beneficial interest                                               $    580,451
Financing                                                                                                   ============
Activities:

                    See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1998

FINANCIAL HIGHLIGHTS
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                               For the                July 11,
from information provided in the financial statements.                                Year Ended               1996++ to
                                                                                      December 31,             Dec. 31,
Increase (Decrease) in Net Asset Value:                                           1998            1997            1996
Per Share           Net asset value, beginning of period                         $ 692.47       $ 516.04        $ 503.02
Operating           Capital charge resulting from issuance of shares                   --             --           (3.02)
Performance:                                                                     --------       --------        --------
                    Net asset value, beginning of period, net of
                    capital charges                                                692.47         516.04          500.00
                                                                                 --------       --------        --------
                    Investment income--net                                           3.29           3.18            2.01
                    Realized and unrealized gain on investments--net
                    (including discount for restricted securities)                  66.62         173.25           14.03
                                                                                 --------       --------        --------
                    Total from investment operations                                69.91         176.43           16.04
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                     (1.52)             --              --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $ 760.86       $ 692.47        $ 516.04
                                                                                 ========       ========        ========


Total Investment    Based on net asset value per share                             10.10%         34.19%           2.59%+++
Return:                                                                          ========       ========        ========
                    Based on net asset value, net of capital charge                10.10%         34.19%           3.21%+++
                                                                                 ========       ========        ========


Ratios to Average   Expenses, excluding interest expense                             .94%           .94%           1.05%*
Net Assets:                                                                      ========       ========        ========
                    Expenses                                                        2.71%          3.13%           3.78%*
                                                                                 ========       ========        ========
                    Investment income--net                                           .46%           .53%            .87%*
                                                                                 ========       ========        ========


Supplemental        Net assets, end of period (in thousands)                     $116,096       $106,296        $ 79,315
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                               .00%           .00%            .00%
                                                                                 ========       ========        ========


Leverage:           Amount of borrowings outstanding, end of period
                    (in thousands)                                               $ 26,000       $ 26,000        $ 28,000
                                                                                 ========       ========        ========
                    Average amount of borrowings outstanding during
                    the period (in thousands)                                    $ 26,000       $ 27,047        $ 28,000
                                                                                 ========       ========        ========
                    Average amount of borrowings per share during
                    the period                                                   $ 169.72       $ 175.89        $ 182.17
                                                                                 ========       ========        ========

                  ++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.

                    See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company which makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by MLAM or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).The Fund does not expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.

(d) Security transactions and investment income--Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.



Somerset Exchange Fund, December 31, 1998



(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund.

(f) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of 0.60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLAM whereby MLAM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of 0.20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLAM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust provides information and advice relating to securities valuation and portfolio activities. For such services, MLAM pays US Trust a quarterly fee of 0.05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLAM out of the administration fee at no additional cost to the Fund.

MLAM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLAM pays to US Trust a quarterly fee of 0.15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLAM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, or US Trust.

3. Investments:
Sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $30,982.

Net realized losses for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

                                   Realized      Unrealized
                                    Losses     Gains (Losses)

Long-term investments             $  (600,802)   $40,710,288
Interest rate swaps                        --     (1,074,720)
                                  -----------    -----------
Total                             $  (600,802)   $39,635,568
                                  ===========    ===========


The Fund has entered into the following interest rate swaps as of December 31, 1998:

                Interest Received       Interest Paid
Notional      Current                Current              Expiration
Amount          Rate        Type       Rate       Type       Date

$24,000,000    5.348%    Variable*     6.89%      Fixed     7/15/2001

[FN]
*3-month LIBOR at reset date.


As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $110,344,311, all of which related to appreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $32,687,235.

4. Beneficial Interest Transactions:
Shares issued and outstanding decreased by 919 and 198 for the years ended December 31, 1998 and December 31, 1997, respectively, as a result of in-kind redemptions.

5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the year ended December 31, 1998, the average amount borrowed was $26,000,000 and the daily weighted average interest rate was 6.29%. For the year ended December 31, 1998, facility and commitment fees aggregated approximately $9,100.


Somerset Exchange Fund, December 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Somerset Exchange Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Somerset Exchange Fund as of December 31, 1998, the related statements of operations and cash flows for the year then ended, and changes in net assets for the two-year period then ended, and the financial highlights for the two-year period then ended and the period July 11, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Somerset Exchange Fund as of December 31, 1998, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 19, 1999
</AUDIT-REPORT>


THE BENEFITS AND RISKS OF LEVERAGING

Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements which could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.


Somerset Exchange Fund, December 31, 1998


OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
David Fann

Officers
Terry K. Glenn, President
Norman R. Harvey, Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Robert E. Putney, III, Secretary
Donald C. Burke, Treasurer

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood LLP

Independent Auditors
Deloitte & Touche LLP